AMENDMENT TO LOAN DOCUMENTS


		This AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into as of
June 30, 1996, by and among: AHI HEALTHCARE SYSTEMS, INC., a Delaware corporation ("AHI"), AHI ACCESS HEALTHCARE SYSTEMS, INC., a Arizona
corporation, AHI ARIZONA HEALTHCARE SYSTEMS, INC., a Arizona corporation, AHI
 ARIZONA HOLDINGS, INC., a Arizona corporation, AHI MARICOPA COUNTY
HEALTHCARE SYSTEMS, INC., a Arizona corporation, AHI PIMA COUNTY HEALTHCARE
SYSTEMS, INC., a Arizona corporation, AHI (TEXAS) HEALTHCARE SYSTEMS, INC., a
LTHCARE SYSTEMS, INC., a Florida corporation, AHI FLORIDA HOLDINGS, INC., a
Florida corporation, AHI ATLANTA HEALTHCARE SYSTEMS, INC., a Georgia corporation, AHI GEORGIA HEALTHCARE SYSTEMS, INC., a Georgia corporation, AHI
 GEORGIA HOLDINGS, INC., a Georgia corporation, AHI LOUISIANA HEALTHCARE
SYSTEMS, INC., a Louisiana corporation, AHI LOUISIANA HOLDINGS, INC., a
Louisiana corporation, AHI TENNESSEE HEALTHCARE SYSTEMS, INC., a Tennessee c
orporation, AHI TENNESSEE HOLDINGS, INC., a Tennessee corporation, AH orporation, AHI EL PASO HEALTHCARE SYSTEMS, INC., a Texas corporation, AHI
SAN ANTONIO HEALTHCARE SYSTEMS, INC., a Texas corporation, AHI TEXAS HOLDINGS
, INC., a Texas corporation, AHI LOUISVILLE HEALTHCARE SYSTEMS, INC., a
Kentucky corporation, AHI KENTUCKY HEALTHCARE SYSTEMS, INC., a Kentucky
corporation, and AHI KENTUCKY HOLDINGS, INC., a Kentucky corporation,
(individually, a "Debtor", and collectively, together with any other direct or indirect subsidiary of AHI that hereafter becomes a party to this A rower"); IMPERIAL BANK, a California banking corporation ("Imperial"), and
BANQUE PARIBAS, LOS ANGELES AGENCY ("Paribas") (Imperial and Paribas
hereinafter are referred to collectively as the "Banks" and individually as a
 "Bank"); and Imperial, as agent ("Agent") for the Bank Group (as used herein
, "Bank Group means, individually and collectively, Agent, each Bank, and
Imperial in its capacity as "Issuing Bank"); with reference to the following facts:

AHI heretofore has executed in favor of and delivered to Imperial, among other things, that certain letter, dated May 15, 1995, regarding credit terms and conditions in order to induce Imperial to make loans evidenced by the Note (the "Original Terms and Conditions Letter"; the Original Terms and Conditions Letter, as amended by the Master Agreement and otherwise as amended, restated, supplemented, renewed, extended, or modified from time to time, is referred to herein as the "Terms and Conditions Letter");

Borrower and the Bank Group heretofore have entered into that certain Master Agreement and Amendment to Loan Documents, dated as of August 21, 1995 (as amended, restated, supplemented, renewed, extended, or modified from time to time, the "Master Agreement") to amend and supplement the Primary Loan Documents (including the Original Terms and Conditions Letter) and other Loan
 Documents identified in the Master Agreement;

Borrower has requested the Bank Group to (i) delete the financial covenants set forth in Items B.5 and B.6 of the Terms and Conditions Letter, and (ii) to add the pledge of a certificate of deposit, in the amount of $15,318,750 in form and substance satisfactory to Agent, to be held by Agent to secure Borrower's obligations under the Terms and Conditions Letter and/or the Master Agreement;

The Bank Group is willing to so amend the Terms and Conditions Letter and the Master Agreement, in accordance with the terms hereof; and

Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Master Agreement.

		NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Borrower and the Bank Group hereby agree as follows:

	Amendments to Loan Documents.

	Item B.5 of the Terms and Conditions Letter hereby is deleted and the following hereby is substituted in lieu thereof:

		[Intentionally Omitted.]

	Item B.6 of the Terms and Conditions Letter hereby is deleted and the following hereby is substituted in lieu thereof:

		[Intentionally Omitted.]

	Conditions Precedent to Amendment. The satisfaction of each of the following on or before August ___, 1996 (the "Effective Date") shall constitute conditions precedent (or, if indicated as such, as a condition subsequent) to the effectiveness of this Amendment:

	Agent shall have received the Reaffirmation and Consent, attached hereto as
Exhibit A-1, duly executed by each of the persons or corporations identified on Schedule 1 to the Master Agreement; and

	Agent shall have received a Deposit Account Security Agreement, in the form of that attached hereto as Exhibit A-2 (the "Security Agreement"), duly executed by each Debtor and shall have received satisfactory evidence that the certificate of deposit pledged hereunder (the "Pledged Certificate of
Deposit") shall have been issued, in form and substance satisfactory to
Agent, and shall not have matured or been terminated; and

	Agent shall have received a Notice to Depositary Institution, in the form of that attached hereto as Exhibit A-3 (the "Notice to Depositary Institution")
, duly executed by each Debtor and the Depositary Institution named therein; and

	Borrower shall have reimbursed the Bank Group for, or shall have paid directly, the fees and expenses (including an estimate of fees and expenses incurred post-closing) of the Bank Group's counsel, Brobeck, Phleger & Harrison LLP, incurred in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed in connection herewith.

	As a condition subsequent to the effectiveness of this Amendment, within 5 business days of the Effective Date, Agent shall have received a certificate from the Secretary of each Debtor, in form and substance satisfactory to the Bank Group, attesting to the incumbency and signatures of authorized officers of such Debtor and to the resolutions of such Debtor's board of directors authorizing its execution and delivery of this Amendment, the Security
Agreement, the Notice to Depositary Institution, and any ot specific officers of such Debtor to execute and deliver the same.

	Post Closing Date Covenants.

	So long as any Debtor has any obligation owing to the Bank Group under the Loan Documents, Borrower shall not terminate the Pledged Certificate of Deposit and shall renew the Pledged Certificate of Deposit at each successive date on which it would otherwise mature until such time as any and all obligations owed by Borrower to the Bank Group under the Loan Documents have been fully and finally paid in cash and the commitments of the Bank Group to extend credit to Borrower irrevocably have been terminated.

	Representations and Warranties.  Each Debtor hereby represents and warrants to the Bank Group that: (a) the execution, delivery, and performance of this
Amendment and the Loan Documents as amended by this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its chart
may be bound or affected; (b) this Amendment and the Loan Documents as amended by this Amendment constitute its legal, valid, and binding obligations, enforceable against it in accordance with their respective terms, except as the enforceability hereof or thereof may be affected by (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, or (ii) the limitation of certain remedies by certain equitable principles of general applica
s Amendment are true and correct in all respects on and as of the date hereof
, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date); and (d) as of the date hereof no event of default or event which with the giving of notice or passage of time or both would constitute an event of default has occurred and is continuing, nor will result from the consummation of the transactions contemplated herein.

	Effect on Loan Documents. The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver or as an amendment of any right, power, or remedy of Agent or the Bank Group, nor as a consent to any further or other matter, under the Loan Documents.

	Miscellaneous.

	Any reference in the Master Agreement or any of the other Loan Documents to the Master Agreement or any of the other Loan Documents shall include all alterations, amendments (including this Amendment), changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

	This Amendment is a Loan Document.

	Each reference in the Loan Documents to the "Loan Documents" or words of like import referring to one or more Loan Document shall include the Security Agreement and the Notice to Depositary Institution.

	This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

		IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


			AHI HEALTHCARE SYSTEMS, INC.



			By: /S/ Leonardo A. Berezovsky, M.D.
			Title: Chairman and Chief Executive Officer



			AHI ACCESS HEALTHCARE SYSTEMS, INC.
			AHI ARIZONA HEALTHCARE SYSTEMS, INC.
			AHI ARIZONA HOLDINGS, INC.
			AHI MARICOPA COUNTY HEALTHCARE SYSTEMS, INC.
			AHI PIMA COUNTY HEALTHCARE SYSTEMS, INC.
			AHI (TEXAS) HEALTHCARE SYSTEMS, INC.
			AHI DADE COUNTY HEALTHCARE SYSTEMS, INC.
			AHI FLORIDA HEALTHCARE SYSTEMS, INC.
			AHI FLORIDA HOLDINGS, INC.
			AHI ATLANTA HEALTHCARE SYSTEMS, INC.
			AHI GEORGIA HEALTHCARE SYSTEMS, INC.
			AHI GEORGIA HOLDINGS, INC.
			AHI LOUISIANA HEALTHCARE SYSTEMS, INC.
			AHI LOUISIANA HOLDINGS, INC.
			AHI TENNESSEE HEALTHCARE SYSTEMS, INC.
			AHI TENNESSEE HOLDINGS, INC.
			AHI (HOUSTON) HEALTHCARE SYSTEMS, INC.
			AHI AUSTIN HEALTHCARE SYSTEMS, INC.
			AHI EL PASO HEALTHCARE SYSTEMS, INC.
			AHI SAN ANTONIO HEALTHCARE SYSTEMS, INC.
			AHI TEXAS HOLDINGS, INC.
			AHI LOUISVILLE HEALTHCARE SYSTEMS, INC.
			AHI KENTUCKY HEALTHCARE SYSTEMS, INC.
			AHI KENTUCKY HOLDINGS, INC.


			By: /S/ Leonardo A. Berezovsky, M.D.
			Title:  Chairman



			IMPERIAL BANK, as Agent, Issuing Bank, and a Bank



			By: /S/ Tony Vedova
			Title: Vice President



			By:  /S/ Caroline Harkins
			Title:   Regional Vice President



			BANQUE PARIBAS, LOS ANGELES AGENCY



			By: /S/ Don L. Unruh
			Title:  Assistant Vice President



			By: /S/ Stanley P. Berkman
			Title:  General Manager, Western Region